Exhibit (h)(8)

SUPPLEMENT TO THE

SECOND AMENDED AND RESTATED SUPERVISION AND ADMINISTRATION AGREEMENT

PIMCO Funds

650 Newport Center Drive

Newport Beach, California 92660

October 1, 2014

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, California 92660

RE:	Fee Reductions

Dear Sirs:

As provided in the Second Amended and Restated Supervision and Administration Agreement between PIMCO Funds (the “Trust”) and Pacific Investment Management Company LLC (the “Administrator”) dated April 1, 2012 (the “Agreement”), the parties may amend the Agreement to reflect fee reductions by the Administrator.

The Trust and the Administrator hereby agree to amend the Agreement as of the date hereof to revise Schedule A. Accordingly, the current Schedule A is replaced by the new Schedule A attached hereto.

The Declaration of Trust establishing the Trust, as amended and restated effective December 15, 2010, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name “PIMCO Funds” refers to the trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder, trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

If the foregoing correctly sets forth the agreement between the Trust and the Administrator, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

PIMCO FUNDS

By:
Title:	Vice President

ACCEPTED

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:
Title:	Managing Director

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of October 1, 2014

Institutional and Administrative Classes (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset Fund	0.05	0.00	0.05
PIMCO All Asset All Authority Fund	0.05	0.00	0.05
PIMCO California Intermediate Municipal Bond Fund	0.10	0.12	0.22
PIMCO California Municipal Bond Fund	0.10	0.13	0.23
PIMCO California Short Duration Municipal Income Fund	0.10	0.05	0.15
PIMCO CommoditiesPLUS® Short Strategy Fund	0.10	0.15	0.25
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.15	0.25
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.15	0.25
PIMCO Convertible Fund	0.10	0.15	0.25
PIMCO Credit Absolute Return Fund	0.10	0.20	0.30
PIMCO Diversified Income Fund	0.10	0.20	0.30
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.30	0.40
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0.10	0.20	0.30
PIMCO EMG Intl Low Volatility RAFI®- PLUS AR Strategy Fund	0.10	0.20	0.30
PIMCO Emerging Local Bond Fund	0.10	0.35	0.45
PIMCO Emerging Markets Bond Fund	0.10	0.28	0.38
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.30	0.40
PIMCO Emerging Markets Currency Fund	0.10	0.30	0.40
PIMCO Extended Duration Fund	0.10	0.15	0.25
PIMCO Floating Income Fund	0.10	0.15	0.25
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.15	0.25
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.15	0.25
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0.10	0.15	0.25
PIMCO Fundamental IndexPLUS® AR Fund	0.10	0.15	0.25
PIMCO Global Advantage Strategy Bond Fund	0.10	0.20	0.30
PIMCO Global Bond Fund (Unhedged)	0.10	0.20	0.30
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.20	0.30
PIMCO Global Multi-Asset Fund	0.05	0.00	0.05
PIMCO GNMA Fund	0.10	0.15	0.25
PIMCO Government Money Market Fund	0.06	0.00	0.06
PIMCO High Yield Fund	0.10	0.20	0.30
PIMCO High Yield Municipal Bond Fund	0.10	0.15	0.25
PIMCO High Yield Spectrum Fund	0.10	0.20	0.30
PIMCO Income Fund	0.10	0.10	0.20
PIMCO Inflation Response Multi-Asset Fund	0.10	0.15	0.25

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0.10	0.15	0.25
PIMCO Intl Low Volatility RAFI®- PLUS AR Strategy Fund	0.10	0.15	0.25
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	0.10	0.15	0.25
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0.10	0.20	0.30
PIMCO Investment Grade Corporate Bond Fund	0.10	0.15	0.25
PIMCO Long Duration Total Return Fund	0.10	0.15	0.25
PIMCO Long-Term Credit Fund	0.10	0.15	0.25
PIMCO Long-Term U.S. Government Fund	0.10	0.15	0.25
PIMCO Low Duration Fund	0.10	0.11	0.21
PIMCO Low Duration Fund II	0.10	0.15	0.25
PIMCO Low Duration Fund III	0.10	0.15	0.25
PIMCO Low Volatility RAFI®- PLUS AR Strategy Fund	0.10	0.15	0.25
PIMCO Moderate Duration Fund	0.10	0.11	0.21
PIMCO Mortgage Opportunities Fund	0.10	0.15	0.25
PIMCO Money Market Fund	0.10	0.10	0.20
PIMCO Mortgage-Backed Securities Fund	0.10	0.15	0.25
PIMCO Municipal Bond Fund	0.10	0.14	0.24
PIMCO National Intermediate Municipal Bond Fund	0.10	0.13	0.23
PIMCO New York Municipal Bond Fund	0.10	0.12	0.22
PIMCO Real Income 2019 Fund®	0.10	0.10	0.20
PIMCO Real Income 2029 Fund®	0.10	0.10	0.20
PIMCO Real Return Fund	0.10	0.10	0.20
PIMCO Real Return Asset Fund	0.10	0.15	0.25
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.15	0.25
PIMCO RealRetirement® Income and Distribution Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2015 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2020 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2025 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2030 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2035 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2040 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2045 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2050 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2055 Fund	0.05	0.00	0.05
PIMCO Senior Floating Rate Fund	0.10	0.20	0.30
PIMCO Short Asset Investment Fund	0.10	0.04	0.14
PIMCO Short Duration Municipal Income Fund	0.10	0.05	0.15
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.10	0.15	0.25
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.10	0.15	0.25

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO StocksPLUS® Fund	0.10	0.15	0.25
PIMCO StocksPLUS® Long Duration Fund	0.10	0.14	0.24
PIMCO StocksPLUS® AR Short Strategy Fund	0.10	0.15	0.25
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.15	0.25
PIMCO Tax Managed Real Return Fund	0.10	0.10	0.20
PIMCO Total Return Fund	0.10	0.11	0.21
PIMCO Total Return Fund II	0.10	0.15	0.25
PIMCO Total Return Fund III	0.10	0.15	0.25
PIMCO Total Return Fund IV	0.10	0.15	0.25
PIMCO Treasury Money Market Fund	0.06	0.00	0.06
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.15	0.25
PIMCO Unconstrained Bond Fund	0.10	0.20	0.30
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.20	0.30
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.10	0.15	0.25

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of October 1, 2014

Classes A and C (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset Fund	0.10	0.20	0.30
PIMCO All Asset All Authority Fund	0.10	0.15	0.25
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO CommoditiesPLUS® Short Strategy Fund	0.10	0.40	0.50
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.40	0.50
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Convertible Fund	0.10	0.30	0.40
PIMCO Credit Absolute Return Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.45	0.55
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0.10	0.35	0.45
PIMCO EMG Intl Low Volatility RAFI®- PLUS AR Strategy Fund	0.10	0.35	0.45
PIMCO Emerging Local Bond Fund	0.10	0.55	0.65
PIMCO Emerging Markets Bond Fund	0.10	0.40	0.50
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Currency Fund	0.10	0.45	0.55
PIMCO Extended Duration Fund	0.10	0.30	0.40
PIMCO Floating Income Fund	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0.10	0.30	0.40
PIMCO Fundamental IndexPLUS® AR Fund	0.10	0.30	0.40
PIMCO Global Advantage Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Multi-Asset Fund	0.10	0.30	0.40
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO Government Money Market Fund	0.10	0.11	0.21
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.20	0.30
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.25	0.35
PIMCO Inflation Response Multi-Asset Fund	0.10	0.35	0.45

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35
PIMCO Intl Low Volatility RAFI®- PLUS AR Strategy Fund	0.10	0.25	0.35
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	0.10	0.30	0.40
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long Duration Total Return Fund	0.10	0.30	0.40
PIMCO Long-Term Credit Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO Low Duration Fund II	0.10	0.30	0.40
PIMCO Low Duration Fund III	0.10	0.30	0.40
PIMCO Low Volatility RAFI®- PLUS AR Strategy Fund	0.10	0.30	0.40
PIMCO Moderate Duration Fund	0.10	0.30	0.40
PIMCO Money Market Fund	0.10	0.25	0.35
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Mortgage Opportunities Fund	0.10	0.30	0.40
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO Real Income 2019 Fund®	0.10	0.25	0.35
PIMCO Real Income 2029 Fund®	0.10	0.25	0.35
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO Real Return Asset Fund	0.10	0.30	0.40
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO RealRetirement® Income and Distribution Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2015 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2020 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2025 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2030 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2035 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2040 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2045 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2050 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2055 Fund	0.10	0.20	0.30
PIMCO Senior Floating Rate Fund	0.10	0.25	0.35
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® AR Short Strategy Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.30	0.40
PIMCO Tax Managed Real Return Fund	0.10	0.25	0.35
PIMCO Total Return Fund	0.10	0.25	0.35
PIMCO Total Return Fund II	0.10	0.30	0.40
PIMCO Total Return Fund III	0.10	0.30	0.40
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Treasury Money Market Fund	0.10	0.11	0.21
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.30	0.40
PIMCO Unconstrained Bond Fund	0.10	0.35	0.45
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.35	0.45
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.10	0.30	0.40

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of October 1, 2014

Class B (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset Fund	0.10	0.20	0.30
PIMCO All Asset All Authority Fund	0.10	0.35	0.45
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Markets Bond Fund	0.10	0.40	0.50
PIMCO Floating Income Fund	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Fundamental IndexPLUS® AR Fund	0.10	0.30	0.40
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO Money Market Fund	0.10	0.25	0.35
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO Real Return Asset Fund	0.10	0.30	0.40
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® AR Short Strategy Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.30	0.40
PIMCO Total Return Fund	0.10	0.25	0.35

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of October 1, 2014

Class D (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset Fund	0.10	0.10	0.20
PIMCO All Asset All Authority Fund	0.10	0.10	0.20
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO CommoditiesPLUS® Short Strategy Fund	0.10	0.40	0.50
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.40	0.50
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Convertible Fund	0.10	0.30	0.40
PIMCO Credit Absolute Return Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.45	0.55
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0.10	0.35	0.45
PIMCO EMG Intl Low Volatility RAFI®- PLUS AR Strategy Fund	0.10	0.35	0.45
PIMCO Emerging Local Bond Fund	0.10	0.55	0.65
PIMCO Emerging Markets Bond Fund	0.10	0.40	0.50
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Currency Fund	0.10	0.45	0.55
PIMCO Extended Duration Fund	0.10	0.30	0.40
PIMCO Floating Income Fund	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Foreign Bond Fund (U.S. Dollar -Hedged)	0.10	0.30	0.40
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0.10	0.30	0.40
PIMCO Fundamental IndexPLUS® AR Fund	0.10	0.30	0.40
PIMCO Global Advantage Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO Global Multi-Asset Fund	0.10	0.30	0.40
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO Government Money Market Fund	0.06	0.00	0.06
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.20	0.30
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.19	0.29
PIMCO Inflation Response Multi-Asset Fund	0.10	0.35	0.45

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35
PIMCO Intl Low Volatility RAFI®- PLUS AR Strategy Fund	0.10	0.25	0.35
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	0.10	0.30	0.40
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long Duration Total Return Fund	0.10	0.30	0.40
PIMCO Long-Term Credit Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.30	0.40
PIMCO Low Duration Fund	0.10	0.15	0.25
PIMCO Low Duration Fund II	0.10	0.30	0.40
PIMCO Low Duration Fund III	0.10	0.30	0.40
PIMCO Low Volatility RAFI®- PLUS AR Strategy Fund	0.10	0.30	0.40
PIMCO Moderate Duration Fund	0.10	0.30	0.40
PIMCO Money Market Fund	0.10	0.10	0.20
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Mortgage Opportunities Fund	0.10	0.30	0.40
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO Real Income 2019 Fund®	0.10	0.25	0.35
PIMCO Real Income 2029 Fund®	0.10	0.25	0.35
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO Real Return Asset Fund	0.10	0.30	0.40
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO RealRetirement® Income and Distribution Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2015 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2020 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2025 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2030 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2035 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2040 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2045 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2050 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2055 Fund	0.10	0.20	0.30
PIMCO Senior Floating Rate Fund	0.10	0.25	0.35
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.10	0.30	0.40
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® AR Short Strategy Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.30	0.40
PIMCO Tax Managed Real Return Fund	0.10	0.25	0.35
PIMCO Total Return Fund	0.10	0.15	0.25
PIMCO Total Return Fund II	0.10	0.30	0.40
PIMCO Total Return Fund III	0.10	0.30	0.40
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Treasury Money Market Fund	0.06	0.00	0.06
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.30	0.40
PIMCO Unconstrained Bond Fund	0.10	0.35	0.45
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.35	0.45
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.10	0.30	0.40

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of October 1, 2014

Class R (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset Fund	0.10	0.20	0.30
PIMCO All Asset All Authority Fund	0.10	0.15	0.25
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO CommoditiesPLUS® Short Strategy Fund	0.10	0.40	0.50
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.40	0.50
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Convertible Fund	0.10	0.30	0.40
PIMCO Credit Absolute Return Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.45	0.55
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0.10	0.35	0.45
PIMCO EMG Intl Low Volatility RAFI®- PLUS AR Strategy Fund	0.10	0.35	0.45
PIMCO Emerging Markets Bond Fund	0.10	0.40	0.50
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Currency Fund	0.10	0.45	0.55
PIMCO Floating Income Fund	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.25	0.35
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0.10	0.30	0.40
PIMCO Fundamental IndexPLUS® AR Fund	0.10	0.30	0.40
PIMCO Global Advantage Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Multi-Asset Fund	0.10	0.30	0.40
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO Government Money Market Fund	0.10	0.11	0.21
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.25	0.35
PIMCO Inflation Response Multi-Asset Fund	0.10	0.35	0.45
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Intl Low Volatility RAFI®- PLUS AR Strategy Fund	0.10	0.25	0.35
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long-Term Credit Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO Low Duration Fund II	0.10	0.30	0.40
PIMCO Low Duration Fund III	0.10	0.30	0.40
PIMCO Low Volatility RAFI®- PLUS AR Strategy Fund	0.10	0.30	0.40
PIMCO Moderate Duration Fund	0.10	0.30	0.40
PIMCO Money Market Fund	0.10	0.25	0.35
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Mortgage Opportunities Fund	0.10	0.30	0.40
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO Real Return Asset Fund	0.10	0.30	0.40
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO RealRetirement® Income and Distribution Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2015 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2020 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2025 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2030 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2035 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2040 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2045 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2050 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2055 Fund	0.10	0.20	0.30
PIMCO Senior Floating Rate Fund	0.10	0.25	0.35
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.10	0.30	0.40
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® AR Short Strategy Fund	0.10	0.30	0.40
PIMCO Total Return Fund	0.10	0.25	0.35
PIMCO Total Return Fund II	0.10	0.30	0.40
PIMCO Total Return Fund III	0.10	0.30	0.40
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Treasury Money Market Fund	0.10	0.11	0.21

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.30	0.40
PIMCO Unconstrained Bond Fund	0.10	0.35	0.45
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.35	0.45
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.10	0.30	0.40

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of October 1, 2014

Class P (%) – Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset Fund	0.10	0.05	0.15
PIMCO All Asset All Authority Fund	0.10	0.05	0.15
PIMCO California Intermediate Municipal Bond Fund	0.10	0.22	0.32
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.15	0.25
PIMCO CommoditiesPLUS® Short Strategy Fund	0.10	0.25	0.35
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.25	0.35
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.25	0.35
PIMCO Convertible Fund	0.10	0.25	0.35
PIMCO Credit Absolute Return Fund	0.10	0.30	0.40
PIMCO Diversified Income Fund	0.10	0.30	0.40
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.40	0.50
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0.10	0.30	0.40
PIMCO EMG Intl Low Volatility RAFI®- PLUS AR Strategy Fund	0.10	0.30	0.40
PIMCO Emerging Local Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Bond Fund	0.10	0.38	0.48
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.40	0.50
PIMCO Emerging Markets Currency Fund	0.10	0.40	0.50
PIMCO Extended Duration Fund	0.10	0.25	0.35
PIMCO Floating Income Fund	0.10	0.25	0.35
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.25	0.35
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.25	0.35
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0.10	0.25	0.35
PIMCO Fundamental IndexPLUS® AR Fund	0.10	0.25	0.35
PIMCO Global Advantage Strategy Bond Fund	0.10	0.30	0.40
PIMCO Global Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Multi-Asset Fund	0.10	0.05	0.15
PIMCO GNMA Fund	0.10	0.25	0.35
PIMCO Government Money Market Fund	0.10	0.06	0.16
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.25	0.35
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Income Fund	0.10	0.20	0.30
PIMCO Inflation Response Multi-Asset Fund	0.10	0.25	0.35
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	0.10	0.25	0.35
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar Hedged)	0.10	0.30	0.40
PIMCO Intl Low Volatility RAFI®- PLUS AR Strategy Fund	0.10	0.25	0.35
PIMCO Investment Grade Corporate Bond Fund	0.10	0.25	0.35
PIMCO Long Duration Total Return Fund	0.10	0.25	0.35
PIMCO Long-Term Credit Fund	0.10	0.25	0.35
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.21	0.31
PIMCO Low Duration Fund II	0.10	0.25	0.35
PIMCO Low Duration Fund III	0.10	0.25	0.35
PIMCO Low Volatility RAFI®- PLUS AR Strategy Fund	0.10	0.25	0.35
PIMCO Moderate Duration Fund	0.10	0.21	0.31
PIMCO Money Market Fund	0.10	0.20	0.30
PIMCO Mortgage-Backed Securities Fund	0.10	0.25	0.35
PIMCO Mortgage Opportunities Fund	0.10	0.25	0.35
PIMCO Municipal Bond Fund	0.10	0.24	0.34
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.22	0.32
PIMCO Real Income 2019 Fund®	0.10	0.20	0.30
PIMCO Real Income 2029 Fund®	0.10	0.20	0.30
PIMCO Real Return Fund	0.10	0.20	0.30
PIMCO Real Return Asset Fund	0.10	0.25	0.35
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.25	0.35
PIMCO RealRetirement® Income and Distribution Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2015 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2020 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2025 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2030 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2035 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2040 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2045 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2050 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2055 Fund	0.10	0.05	0.15
PIMCO Senior Floating Rate Fund	0.10	0.30	0.40
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.15	0.25

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Short-Term Fund	0.10	0.20	0.30
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.10	0.25	0.35
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Long Duration Fund	0.10	0.24	0.34
PIMCO StocksPLUS® AR Short Strategy Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.25	0.35
PIMCO Tax Managed Real Return Fund	0.10	0.20	0.30
PIMCO Total Return Fund	0.10	0.21	0.31
PIMCO Total Return Fund II	0.10	0.25	0.35
PIMCO Total Return Fund III	0.10	0.25	0.35
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Treasury Money Market Fund	0.10	0.06	0.16
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.25	0.35
PIMCO Unconstrained Bond Fund	0.10	0.30	0.40
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.30	0.40
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.10	0.25	0.35

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of October 1, 2014

Class M (%) – Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Government Money Market Fund	0.06	0.00	0.06
PIMCO Treasury Money Market Fund	0.06	0.00	0.06

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule B

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of October 1, 2014

Private Portfolios (%) – Supervisory and Administrative Fee Rates

PORTFOLIO	Total
PIMCO Asset-Backed Securities Portfolio	0.03
PIMCO Asset-Backed Securities Portfolio II	0.03
PIMCO Developing Local Markets Portfolio	0.10
PIMCO Emerging Markets Portfolio	0.10
PIMCO FX Strategy Portfolio	0.03
PIMCO High Yield Portfolio	0.03
PIMCO International Portfolio	0.10
PIMCO Investment Grade Corporate Portfolio	0.03
PIMCO Long Duration Corporate Bond Portfolio	0.03
PIMCO Low Duration Portfolio	0.03
PIMCO Moderate Duration Portfolio	0.03
PIMCO Mortgage Portfolio	0.03
PIMCO Mortgage Portfolio II	0.03
PIMCO Municipal Sector Portfolio	0.03
PIMCO Real Return Portfolio	0.03
PIMCO Senior Floating Rate Portfolio	0.03
PIMCO Short-Term Floating NAV Portfolio	0.00
PIMCO Short-Term Floating NAV Portfolio II	0.03
PIMCO Short-Term Floating NAV Portfolio III	0.00
PIMCO Short-Term Portfolio	0.03
PIMCO U.S. Government Sector Portfolio	0.03
PIMCO U.S. Government Sector Portfolio II	0.03